SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                           CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         November 12, 2013
                          Date of Report
                  (Date of Earliest Event Reported)

               NEXUS DATA TECHNOLOGIES CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

                 OCEANWALK ACQUISITION CORPORATION
         (Former Name of Registrant as Specified in its Charter)

Delaware                       000-54982                       46-3469285
(State or other
jurisdiction             (Commission File Number)            (IRS Employer
of incorporation)                                         Identification No.)
                       11555 Heron Bay Boulevard
                               Suite 200
                      Coral Springs, Florida 33076
                 (Address of Principal Executive Offices)

                           215 Apolena Avenue
                    Newport Beach, California 92662
            (Former Address of Principal Executive Offices)

                              202-387-5400
                    (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On November 13, 2013, Nexus Data Technologies Corporation (formerly Oceanwalk Acquisition Corporation) (the "Registrant" or the "Company") issued 19,500,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 97.5% of the total outstanding 20,000,000 shares of common stock as follows:

          19,500,000     Nexus Technology Holdings, LLC

     With the issuance of the 19,500,000 shares of stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On November 12, 2013, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on September 30, 2013 as amended and supplemented by the information contained in this report.

    The Registrant is part of the Nexus Technology Holdings group and its business focus is to provide turnkey solutions to the electronic funds transfer payments (EFT) industry throughout North America, Latin America and the Caribbean. The Registrant anticipates it will provide both the technology and skilled technicians to quickly address the demands of the ever-evolving EFT industry. The Registrant, together with the Nexus Technology Holdings Group, anticipates that the group will offer full processor and card management services, including EFT consulting, PCI data security and quality support systems.

ITEM 5.02  Departure of Directors or Principal Officers;
	   Election of Directors

    On November 12, 2013, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On November 12, 2013, James McKillop resigned as the Registrant's vice president and director.

    On November 12, 2013, the following individuals were named as directors of the Registrant:

              David Jacobs
              Anthony Meiring
              Marlon Higgins

    On November 12, 2013, the following individuals were appointed to the offices of the Registrant as listed below:

              David Jacobs             Chief Executive Officer
              Anthony Meiring               Chief Technology
                                            Officer

    David Jacobs serves as the Chief Executive Officer and a director of the Registrant. Mr. Jacobs has more than 34 years of experience in the financial and business / retail markets. He is one of the majority owners, principles and founders of First Matrix Holdings and the Nexus Technology Holdings Group and has held key senior positions at various electronic funds transfers companies worldwide. From January 2008 to November 2012, Mr. Jacobs served as the Executive Vice President of business development at First Matrix Holdings ("FMH"), a Florida based global payments technology company specializing in the EFT (ATM/POS/card management/mobile payments), PCI
(data security) and cloud based/resource management and related industries. He was responsible for developing international business relationships, promoting the company's product lines and specialized services. In
December, 2012, Mr. Jacobs was appointed President and CEO of FMH. As president, Mr. Jacobs is responsible for formulating and executing the company's business strategy by creating, communicating and implementing the company's vision, mission and business direction as well as overseeing the complete operation of the company in accordance with the direction established in the executive strategic plans. Mr. Jacobs holds various certifications from military, technical and business institutes,which include amongst others:

University of Cape Town (S.A.) CEE - Certificate in Project Management, 1998 Small Business Development Institute (S.A.) - Business Management Certificate
      (Commercial), 1998
Institute of Commercial Management (UK) -Diploma in Business Management, 1997 Business Institute Damelin (S.A.) - Diploma in Business Management, 1996 Computer Users Council (S.A.) - Diploma in Software Development, 1990 University of Witwatersrand Continued Engineering (S.A.) - Certificate in
       Continued Engineering, 1986
Witwatersrand Technical College (S.A.) - Certificate in Systems Programming,
       1982
Military Academy - SADF - Certification as Non-Commissioned Officer, 1981 Institute of Bankers (S.A..) - Member Certification of IBA, 1979
Van Zyl & Pritchard Technical Institute (S.A.) - Diploma in Software
       Development & Design, 1979

    Anthony Meiring serves as the Chief Technology Officer and a director of the Registrant. He has more than two decades of project management, quality assurance, technical development and planning experience working in unison with individuals, project teams, and leadership teams. Mr. Meiring has experience in directing complex technical projects from concept to fully operational status. Since 2010, Mr. Meiring has served as the Director of Operations for First Matrix Holdings (FMH) managing design, development, testing and implementation of software applications for the organization globally. He was also responsible for FMH's Project Management Office, which included planning, resource determination, scope and size estimates, goal establishment, and time and budget oversight. Mr. Meiring contributed to end-to-end lifecycle strategy holding applications to highest standards of quality. From 2006 to 2010, Mr. Meiring served as the Head Functional Analyst at Office Depot in Boca Raton, Florida where he directed quality/ testing functions as well as managing a team of 60 resources to implement a $250 million Oracle ERP project.His education and certifications include:

UML Certification - Object-Oriented Analysis and Design, 2001
Project Management Certification (S.A.), 1999
City and Guilds of London Institute, U.K. - Certificate in Quality Assurance,
          1994
Witwatersrand Technical College (S.A.) - Diploma in Mechanical Engineering

    Marlon Higgins serves as a director of the Registrant. Mr. Higgins is currently the Group Financial Manager/ Chief Financial Officer of Global Bank of Commerce Ltd. Mr. Higgins serves as a director for Corporate Governance - the professional organization in the Caribbean region for the advocacy of training for directors and audit committee members of both public and private companies. In January 2013, Mr. Higgins was appointed the Group Management-Finance and Branch Operations for Global Bank of Commerce LTD., a 30-year old international banking institution in Antigua (West Indies). From 2007 to December, 2012, Mr. Higgins acted as Principle/ Senior Manager for MAH Consultants, a professional services firm domiciled in Antigua & Barbuda which offers a wide rate of services to the local business community including accounting and financial statement review services, outsourced internal audit services to banking institutions, risk management services, and general business advisory services. Mr. Higgins also serves as a director and treasurer for the Antigua & Barbuda Financial Service Compliance Association, a non-profit organization established for anti-money laundering and financial service professionals. His education and certifications include:

Antigua State College - Diploma, 1997
University of the West Indies - Bachelors of Science Degree, Accounting
        (with Honors), 2000
Guam Board of Accountancy (Guam)   Certified Public Accountant (CPA), 2003
Member :  Institute of Chartered Accountants of the Eastern Caribbean
           (Antigua Branch)

                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                            NEXUS DATA TECHNOLOGIES CORPORATION


Date: November 13, 2013     David Jacobs
                            Chief Executive Officer